Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 686,550,000.00
Previously Paid Amount	0.00
Total Fee Amount	94,812.55
Total Offset Amount	0.00
Net Fee	$ 94,812.55
Final Prospectus	false